International Small
Companies PORTFOLIO
Investor Class HLMSX

SUMMARY PROSPECTUS
February 28, 2021
Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2021, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE
The International Small Companies Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of small companies based outside the United States.
PORTFOLIO FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Investor Class of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	None

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[1]	0.30%
Total Annual Portfolio Operating Expenses	1.55%
Fee Waiver and/or Expense Reimbursement[2]	-0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.40%
1Expense information in this table has been restated to reflect current fees. Therefore, the expenses in this table will not correlate to the expenses shown in the Financial Highlights of the Portfolio.
2Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Investor Class of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 1.40% through February 28, 2022. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Investment Advisory Agreement.
Example: This example is intended to help you compare the cost of investing in the Investor Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Investor Class’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$143	$475	$831	$1,833
PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests primarily in small companies based outside the United States, including companies in emerging and frontier as well as in developed markets. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value.
Companies considered to be small are those having a market capitalization, at time of purchase, within the range of the market capitalization of companies in the Portfolio’s benchmark index, currently the MSCI All Country World ex-U.S. Small Cap Index (the “Index”). As of December 31, 2020, the range of market capitalization of companies in the Index was US$7.1 million to US$9.867 billion. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, and currency. The Portfolio normally holds investments across at least 15 countries.
Factors bearing on whether a company is considered to be “based” outside the United States may include: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.

The Portfolio will normally invest broadly in equity securities of small companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights, and warrants issued by small companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. If the Portfolio continues to hold securities of small companies whose market capitalization, subsequent to purchase, grows to exceed the upper range of the market capitalization of the Index, it may continue to treat them as small for the purposes of the 80% requirement. The Portfolio also may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.
Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.
PRINCIPAL RISKS
The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:
Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.
Currency Risk: Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.
Foreign Investment Risk: Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.
Emerging and Frontier Market Risk: Emerging and frontier market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries. The smaller size and lower levels of liquidity in emerging markets, as well as other factors, contribute to greater volatility. Because of this volatility, this Portfolio is better suited for long-term investors.
Small Company Risk: The securities of small companies have historically exhibited more volatility with a lower degree of liquidity than larger companies.
Participation Notes Risk: Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Portfolio the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.
NAV Risk: The net asset value of the Portfolio and the value of your investment will fluctuate.
PORTFOLIO PERFORMANCE
The following bar chart shows how the investment results of the Portfolio’s Investor Class shares have varied from year to year. The table that follows shows how the average annual total returns of the Portfolio’s Investor Class shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Investor Class shares of the Portfolio have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.
Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.
International Small Companies Portfolio

The best calendar quarter return during the period shown above was 24.17% in the second quarter of 2020; the worst was -26.28% in the first quarter of 2020.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2020)
	1-Year	5-Year	10-Year
HARDING LOEVNER INTERNATIONAL SMALL COMPANIES PORTFOLIO – INVESTOR CLASS
Return Before Taxes	18.51%	11.19%	8.47%
Return After Taxes on Distributions[1]	18.52%	10.62%	7.93%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	10.98%	8.84%	6.83%
MSCI ALL COUNTRY WORLD ex-U.S. SMALL CAP (NET) INDEX (reflects no deduction for fees, expenses, or U.S. taxes)	14.24%	9.37%	5.95%
1After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
MANAGEMENT
Investment Adviser
Harding Loevner serves as investment adviser to the Portfolio.
Portfolio Managers
Jafar Rizvi and Anix Vyas serve as the portfolio managers of the International Small Companies Portfolio. Mr. Rizvi has held his position since June 2011 and Mr. Vyas has held his position since April 2018. Messrs. Rizvi and Vyas are co-lead portfolio managers.
PURCHASE AND SALE OF PORTFOLIO SHARES
The minimum initial investment in the Investor Class of the Portfolio is $5,000. Additional purchases may be for any amount. You may purchase, redeem (sell) or exchange shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone, or wire.
TAX CONSIDERATIONS
The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.
c/o Northern Trust
Attn: Funds Center, Floor 38
333 South Wabash Avenue
Chicago, IL 60604

(877) 435-8105
www.hardingloevnerfunds.com